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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Fresh Choice, Inc. on Form S-8 of our report dated February 16, 2001 appearing in the Annual Report on Form 10-K of Fresh Choice, Inc. for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

San Jose, California
October 12, 2001

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INDEPENDENT AUDITORS' CONSENT